# Investor Presentation
February 2019

# Safe Harbor

## FORWARD-LOOKING STATEMENTS

These slides and the accompanying oral presentation contain forward-looking statements. All statements other than statements of historical facts contained in these slides and the accompanying oral presentation, including statements regarding Yelp Inc.'s ("Yelp" or the "Company") future operations, future performance, expected financial results and future financial position, future revenue and revenue growth rates, strategic and investment priorities, long-term target margins, projected growth and expenses, trends, opportunities, prospects, estimates and plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "believe," "may," "will," "estimate," "forecast," "guidance," "continue," "anticipate," "intend," "could," "would," "project," "plan," "potential," "target," "opportunity," "model," "expect" or the negative or plural of these words or similar expressions. The Company has based these forward-looking statements largely on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs.

These forward looking statements are subject to a number of risks, uncertainties and assumptions, including the fact that we have a limited operating history in an evolving and competitive industry; that our growth rate may not be sustainable; that we rely on traffic to our website from search engines like Google and Bing; our ability to generate sufficient revenue to maintain and increase profitability, particularly in light of our significant ongoing sales and marketing expenses; our ability to reduce or control expenses sufficiently to meet our profitability targets; our ability to introduce successful new products, services and partnerships; our ability to maintain and expand our base of advertisers, including enterprise customers, particularly as an increasing portion of advertisers have the ability to cancel their ad campaigns at any time; our ability to attract, retain and motivate well-qualified employees, particularly in sales and marketing; our ability to increase traffic to our platform and generate and maintain sufficient high quality content from our users; our ability to maintain a strong brand and manage negative publicity that may arise; our ability to manage acquisitions of new businesses, solutions and technologies and to integrate and monetize those businesses, solutions or technologies; the efficacy of our automated recommendation software; our ability to develop our communities effectively; our ability to deal with an increasingly competitive local search environment; our ability to timely upgrade and develop our systems and infrastructure; and changes in political, business and economic conditions. These risks and uncertainties may also include those described in the Company's most recent Form 10-Q or 10-K filed with the Securities and Exchange Commission.

New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in these slides and the accompanying oral presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Any forward-looking statement speaks only as of its date. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in the Company's expectations.

## Our Mission:

## Connecting People with Great Local Businesses

Automotive | Restaurants | Home Services | Shopping | Beauty & Spas | Nightlife

| 5 million | 177+ million | 33+ million | 540K+ | 20+ million | 1.5 million |
|---|---|---|---|---|---|
| Claimed Local Business Locations[1] | Cumulative Reviews[1] | App Unique Devices[2] | Paying Advertising Locations[3] | Total Seated Diners[2] (1.4+ million via Yelp)[4] | Request-a-Quote Leads Delivered[2] |

1. As of December 31, 2018
2. Monthly average for Q4 2018
3. All business locations associated with a business account from which Yelp recognized advertising revenue in a given month, averaged over Q4 2018
4. Yelp Reservations and Waitlist accommodated over 20 million diners on a monthly average basis for Q4 2018, more than 1.4 million of whom came directly and remotely via Yelp

# Our Powerful, Self-Reinforcing Network Delivers Unparalleled Value to Consumers and Businesses

## Consumers

*Trusted Source*

*Personalized Discovery*

*Convenient Transaction Capabilities*

*Saves Time & Money*

## Local Businesses

*Expanded Reach*

*Differentiated Offerings*

*High Intent Consumers*

*Fine-tuned Operations*

***We Are at the Center of Local Life***

# We Have Built a **Trusted, Comprehensive, Mobile-First** Local Platform…and We Are **Just Getting Started**

| | Where We Were at IPO | Where We Are Today |
|---|---|---|
| **Product** | Consumer: Directory, Review<br>Business: Ads<br>*Reference Guide to Local Businesses* | Consumer: Directory, Review, Book<br>Business: Ads, Order, Quote<br>*App to Discover and Engage with Local Businesses* |
| **Engagement** | Desktop<br>Read and Publish<br>One-size-fits-all | Mobile-first<br>Browse, Book, Buy<br>Personalized |
| **Go to Market** | *Direct-to-SMB Telesales* | *Integrated Multi-Channel Strategy*<br>Sales, Self Serve, Channel Partners, Customer Success |
| **Target Customer Segment** | *Local SMB* | *Local SMB* + *Enterprise*: Multi-location, National |





# Where We Plan to Go

***Pillars of Our Next Phase of Growth***

- **Increase focus** on **advertisers** and **business owners**
- **Enhance our go-to-market strategy** by integrating product and product marketing with sales efforts
- **Establish long-term targets** for growth, profitability and capital return

# Planned Steps to Create Long-Term Shareholder Value

1. Deliver Double-Digit Revenue CAGR from 2019 Through 2023
2. Drive Margin Expansion and Optimize Cost Structure
3. Accelerate Strategy Through Effective Partnerships
4. Increased Our Share Repurchase Authorization from $250 Million to $500 Million
5. Added Three Highly Qualified Value Creators to an Experienced and Engaged Board

# 1 Deliver **Double-Digit Revenue CAGR** from 2019 Through 2023

## Strong Track Record of Growing Revenue…



($ in millions)
$12
$26
$48
$83
$138
$233
$378
$550
$716
$851
$943
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
55% 10-year CAGR
32% 5-year CAGR

## …With A Large Market Opportunity to Sustain Long-Term Growth

Local Advertising Spend[1]



yelp
$150+
billion
Enterprise
SMB

**20+** *million*

Local U.S. Business Locations[2]

**5** *million*

Claimed Local Business Locations on Yelp[3]

1. BIA Kelsey, *U.S. Local Advertising Forecast 2018*; BIA Kelsey, What's Next? BIA/Kelsey 2017 Analyst Predictions Webinar, Tuesday, January 24, 2017
2. U.S. Small Business Administration
3. As of December 31, 2018

# ① Deliver Double-Digit Revenue CAGR from 2019 Through 2023

***Multiple Initiatives Tailored to Help Connect Consumers and Businesses and Drive Accelerated Growth***



Consumers
Save Time & Money
Enhance Consumer Experience
Win in Key Verticals
Expand Offerings
Drive More Value to Business Customers
Capture Enterprise
yelp
Mid-teens
Long-Term Revenue Growth Target
Local Businesses
Indispensable Partner

# ① Deliver **Double-Digit Revenue CAGR** from 2019 Through 2023

## Win in Key Verticals

*Optimize traffic and monetization*

✓ High traffic
✓ High engagement


Restaurants
Home Services

✓ High value
✓ High monetization

## Expand Offerings

*Meet the specific needs of every business*

- More Choices
- More Price Points
- More Functionality

*Yelp Verified*

*Objective Targeting*


Make your business stand out
Set Your Goal
Let Yelp Optimize
More Phone Calls
More Website Clicks

## Drive More Value to Business Customers

*Underscore value / enhance monetization*

***Opportunity: More Leads to Advertisers***



10% Leads Currently Monetized

*Business Owner Application*


Yelp Ads
Your Ad
Budget
Historical Metrics

***Greater Control, Attribution And Reporting***

# ① Deliver **Double-Digit Revenue CAGR** from 2019 Through 2023

## Capture Enterprise

*Open up large untapped market*

- Product Innovation
- Focused Go-To-Market Organization
- Expanding Strategic Channel Partnerships

**20%+**
Planned Increase In National Sales Team in 2019

**5x+**
Revenue per Enterprise Rep vs. Local Rep

## Enhance Consumer Experience

*Grow audience and engagement*

***Personalization***



***"Yelp-Only"***

yelp nowait

yelp Reservations

## Drive Growth Across SMB and Enterprise Customers

Target 2019 – 2023 Revenue CAGR



10%+
20%+
Mid-teens %
SMB
Enterprise
Advertising Revenue Total

# ② **Drive** Margin Expansion and **Optimize** Cost Structure

**Shift Emphasis to Most Efficient Sales Channels**

**Hold Local Sales Headcount Steady and Drive Rep Productivity**

**Relocate Sales Out of San Francisco in 2019 to Save ~$10 Million/Year Once Complete**

**Optimize Consumer Marketing Spend to Save ~$15 Million in 2019**

**Reduce / Control Other Corporate Expenses**

**We Have Delivered Profitable Growth and Target Further Margin Expansion**

*Adjusted EBITDA Margin[1]*



13%
19%
30-35%
2013
2018
2023 Target
Net Income/(Loss):
$(10.1) million
$55.4 million

***Over 6.5 Percentage Points of Adjusted EBITDA Margin Expansion Between 2013 - 2018***

1. See slide 18 for reconciliation to GAAP net income (loss) for the periods presented and for information about the limitations of adjusted EBITDA as an analytical tool

# ③ Accelerate Strategy Through Effective Partnerships

**GRUBHUB™**

*Delivering More Profitable Growth in Food Ordering*

***Restaurants Delivering on Yelp***



2x
45K
Oct 2017
90K+
Dec 2018
Eat24
GrubHub Partnership

**Strong Partner Ecosystem**

| | |
|---|---|
| yelp *fusion* | amazon alexa, Apple, BUICK, GMC, Reserve with Google |
| yelp *platform* | vagaro, viator |
| yelp *knowledge* | TDn2K, toast, Spredfast, Stax |
| yelp *advertising* | dex·yp, REACHLOCAL sweetIQ, SCORPION, yext |
| yelp *mobile distribution* | Sprint |
| yelp *ad starts & claims* | GoDaddy, VISA |

# 4 Increased Our Share Repurchase Authorization from $250 Million to $500 Million

Strong profitability and balance sheet allow robust capital return plan

Total share repurchase authorization increased from $250 million to $500 million

Existing $250 million authorization planned to be completed in 1H 2019

**Capital allocation plan aligned with creating shareholder value**

# 5 Added Three Highly Qualified Value Creators to an Experienced and Engaged Board

**Experienced Directors with a Diverse Skillset…**

- **7** directors have been senior executives of major public companies
- **6** directors have technology experience
- **4** directors have online advertising/sales/marketing experience
- **4** directors have digital marketplace/ e-commerce experience
- **3** directors have sold companies
- **4** directors with specific expertise in Yelp key verticals[1]

**…Including Three New Highly Qualified, Independent Directors**



**George Hu**
**Chief Operating Officer, Twilio**

- ✓ High growth technology experience including 13 years as a leader at Salesforce
- ✓ Breadth of operational expertise including a background in product, applications and marketing



**Sharon Rothstein**
**Former Chief Product & Marketing Officer, Starbucks**

- ✓ Significant marketing expertise, from senior positions at Starbucks, Sephora and Starwood Hotels
- ✓ Leadership experience at restaurant and hospitality companies



**Brian Sharples**
**Co-Founder & Former CEO, HomeAway**

- ✓ Founded and grew HomeAway to a market leading hospitality company before selling to Expedia in 2015
- ✓ Expert in technology brand strategy

Note: The figures above exclude retiring directors Geoff Donaker, Peter Fenton and Jeremy Levine
1. Includes restaurants, hospitality and home services

# Q4 & FY Earnings Update

# Solid Fourth Quarter Results

## Total Net Revenue[1] ($ in millions)


+11%
$219
$244
4Q17
4Q18

## Adjusted EBITDA[1,2] ($ in millions)


+27%
$42
$53
4Q17
4Q18

1. Excluding Eat24 revenue in Q4 2017, revenue growth in Q4 2018 was 12%. See slide 18 for a reconciliation
2. Net Income for Q4 2017 was $141 million including a $164 million pre-tax gain on the disposal of Eat24. Net Income for Q4 2018 was $32 million. See slide 18 for reconciliation to GAAP net income (loss) for the periods presented and for information about the limitations of adjusted EBITDA as an analytical tool

# Strong Full-Year Performance

### Total Net Revenue ($ in millions)


$716
$851
$943
2016
2017
2018

| | 2016 | 2017 | 2018 |
|---|---|---|---|
| *Growth* | *30%* | *19%* | *11%* |

### Adjusted EBITDA[1] ($ in millions)


$123
$158
$183
2016
2017
2018

| | 2016 | 2017 | 2018 |
|---|---|---|---|
| *Growth* | *78%* | *28%* | *16%* |
| *Margin[2]* | *17%* | *19%* | *19%* |

1. Net Income (loss) for FY 2016 was a loss of $1.7 million. Net Income for FY 2017 was $153 million including a $164 million pre-tax gain on the disposal of Eat24. Net Income for FY 2018 was $55 million. See slide 18 for reconciliation to GAAP net income (loss) for the periods presented and for information about the limitations of adjusted EBITDA as an analytical tool
2. Margin calculated as Adjusted EBITDA divided by Net Revenue

# Our Long-Term Financial Targets

**Leading Local Platform**

**A Consumer Daily Habit**

**De Facto Local Business Partner**

| | 2013 - 2018 | Long-Term Target |
|---|---|---|
| **Annual Revenue Growth** | **32%** | **Mid-teens** |
| *Expenses as % of Revenue* [1] | | |
| *Cost of Revenue* | *6 - 9%* | *~6%* |
| *Sales & Marketing* | *51 - 57%* | *36 - 40%* |
| *Product Development* | *16 - 23%* | *20 - 22%* |
| *G&A* | *13 - 18%* | *10 - 11%* |
| *D&A* | *~5%* | *~4%* |
| **Adjusted EBITDA Margin** [2] | **13 - 19%** | **30 - 35%** |

1. Stock based compensation included in each line except for Adjusted EBITDA
2. See slide 18 for reconciliation to GAAP net income (loss) for the periods presented and for information about the limitations of adjusted EBITDA as an analytical tool

# Planned Steps to Create Long-Term Shareholder Value

- Double-Digit Revenue CAGR from 2019 Through 2023
- Drive Margin Expansion
- Effective Partnership Strategies
- Strong Return of Capital
- Experienced and Independent Board

# Adjusted EBITDA Reconciliation

| | | | | | | | 2017 | | | | 2018 | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ($ in millions) | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 |
| Net Income / (Loss) | ($10.1) | $36.5 | ($32.9) | ($1.7) | $153.0 | $55.4 | ($4.0) | $7.9 | $8.0 | $141.1 | ($2.3) | $10.7 | $15.0 | $31.9 |
| + Tax & Other Income | 1.2 | (25.4) | 11.6 | (0.3) | 26.6 | (29.5) | (0.7) | (0.7) | (1.1) | 29.2 | (2.5) | (3.1) | (4.6) | (19.2) |
| + Depreciation & Amortization | 11.5 | 17.6 | 29.6 | 35.3 | 41.2 | 42.8 | 10.2 | 10.7 | 10.7 | 9.7 | 10.0 | 10.5 | 10.7 | 11.6 |
| + Stock Based Compensation | 26.1 | 42.3 | 60.8 | 86.3 | 100.4 | 114.4 | 24.3 | 25.4 | 25.3 | 25.4 | 27.7 | 28.8 | 29.2 | 28.7 |
| - Gain on Disposal of a Business Unit | 0.0 | 0.0 | 0.0 | 0.0 | (163.7) | 0.0 | 0.0 | 0.0 | 0.0 | (163.7) | 0.0 | 0.0 | 0.0 | 0.0 |
| + Restructuring & Integration | 0.7 | 0.0 | 0.0 | 3.5 | 0.3 | 0.0 | 0.2 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| **Adjusted EBITDA** | **$29.4** | **$70.9** | **$69.1** | **$123.0** | **$157.8** | **$183.1** | **$30.0** | **$43.2** | **$42.9** | **$41.7** | **$32.9** | **$46.9** | **$50.3** | **$52.9** |
| / Net Revenue | $233.0 | $377.5 | $549.7 | $716.1 | $850.8 | $942.8 | $198.2 | $209.9 | $223.3 | $219.4 | $223.1 | $234.9 | $241.1 | $243.7 |
| **Adjusted EBITDA Margin** | **12.6%** | **18.8%** | **12.6%** | **17.2%** | **18.5%** | **19.4%** | **15.1%** | **20.6%** | **19.2%** | **19.0%** | **14.7%** | **20.0%** | **20.9%** | **21.7%** |

This presentation includes adjusted EBITDA and adjusted EBITDA margin, non-GAAP financial measures that Yelp uses to evaluate its business. Yelp includes adjusted EBITDA because it is a key measure used by Yelp's management and board of directors to understand and evaluate core operating performance and trends, to prepare and approve its annual budget and to develop short- and long-term operational plans. In particular, the exclusion of certain expenses in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of Yelp's core business. Accordingly, Yelp believes that adjusted EBITDA provides useful information to investors and others in understanding and evaluating Yelp's operating results in the same manner as its management and board of directors. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of Yelp's results as reported under GAAP. You can read more about the limitations of adjusted EBITDA in Yelp's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q at www.yelp-ir.com or the SEC's website at www.sec.gov. Because of these limitations, you should consider adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, net income (loss) and Yelp's other GAAP results.